UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022

Kingfish Holding Corporation
(Exact name of registrant as specified in charter)

Delaware	000-52375	20-4838580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 62nd Street Circle East, Bradenton, Florida	34208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 487-3653

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

After filing of its delinquent reports with the Securities and Exchange Commission (the “Commission”), as described in Item 8.01 of this Current Report on Form 8-K, Kingfish Holding Corporation (the “Company”) borrowed $50,000 in aggregate principal amount from James K. Toomey, the Company’s corporate secretary and a director, on March 7, 2022 (the “Toomey Loan”). The proceeds of the Toomey Loan will be used to pay outstanding amounts owed for professional services, to pay operating expenses, and to pursue the Company’s acquisition strategy.

The Toomey Loan is evidenced by a consolidated promissory note, dated March 7, 2022, issued by the Company to Mr. Toomey (the “2022 Promissory Note”). The 20212Promissory Note bears interest, commencing on the date of the loan, at an initial rate of 2% per annum and the note matures on December 31, 2024. The maturity date of the 2022 Promissory Notes will accelerate and be due and payable immediately upon any change of control, merger, or other business combination (as defined in the 2022 Promissory Note). If the maturity date is extended for any reason whatsoever (including in connection with an acceleration event), the 2022 Promissory Note will bear interest at a rate of 5% per annum, commencing on the date of any such extension. The 2022 Promissory Note is not convertible into our common shares.

The foregoing description of the 2021 Promissory Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2021 Promissory Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Form 8-K by reference.

Item 8.01. Other Events.

On March 2, 2022, the Company completed its filings with the Commission, under the Securities Exchange Act of 1934 (the “Exchange Act”), of all its delinquent periodic reports on Form 10-K for the fiscal years ended September 30, 2016 through 2021, as well as Forms 10-Q for the most recently completed fiscal year ended.

On March 7, 2022, the Company moved its principal place of business to 822 62nd Street Circle East, Unit 105, Bradenton, Florida 34208. The Company’s telephone and fax numbers also have been changed to phone: (941) 487-3653 and Fax: (941) 847-0797

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Promissory Note, dated March 7, 2022 in favor of James K. Toomey in the principal amount of $50,000.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGFISH HOLDING CORPORATION

Date: March 7, 2022	By:	/s/ Ted Sparling
Ted Sparling
President and Chief Executive Officer

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